UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Elm Street

Stamford, Connecticut 06902

(Address of principal executive offices) (zip code)

(203) 578-2202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

As previously disclosed, on February 3, 2026, Webster Financial Corporation, a Delaware corporation (“Webster”), entered into a Transaction Agreement (the “Transaction Agreement”) with Banco Santander, S.A. a Spanish sociedad anónima (“Banco Santander”), and a wholly-owned subsidiary of Webster incorporated in the State of Virginia (the “Webster Subsidiary”).

The Transaction Agreement provides that, upon the terms and subject to the conditions set forth therein, all outstanding shares of Webster common stock will be acquired by Banco Santander in two steps. First, Webster will merge with and into the Webster Subsidiary (the “Merger”), with the Webster Subsidiary continuing as the surviving corporation in the Merger. Second, immediately following the completion of the Merger, Banco Santander will acquire all outstanding shares of the Webster Subsidiary through a statutory share exchange (the “Share Exchange” and, together with the Merger, the “Transaction”).

Following completion of the Transaction, Banco Santander plans to contribute the shares of the Webster Subsidiary common stock to Santander Holdings USA, Inc. (“SHUSA”), a wholly-owned subsidiary of Banco Santander. Additionally, following completion of the Transaction and such contribution, Banco Santander plans, but is not required pursuant to the terms of the Transaction Agreement, (i) to merge the Webster Subsidiary with and into SHUSA, with SHUSA continuing as the surviving corporation in such merger, and (ii) to merge Webster Bank, National Association, a wholly-owned subsidiary of Webster, with and into Santander Bank, N.A., a wholly-owned subsidiary of SHUSA (“Santander Bank”), with Santander Bank continuing as the surviving entity in such merger.

Webster has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “definitive proxy statement”) for the solicitation of proxies in connection with Webster’s special meeting of stockholders, to be held on May 26, 2026, to vote upon, among other things, the adoption of the Transaction Agreement.

Litigation Related to the Transaction

As of the date hereof, Webster has received several demand letters from purported stockholders (the “Demand Letters”) of Webster and, to Webster’s knowledge, three complaints have been filed with respect to the Transaction. The complaints are captioned: Joel Zalvin v. Webster Financial Corporation et al. (Conn. Super. Ct., No. FBT-CV-26-6159904-S), Paul Smith v. Webster Financial Corporation et al. (N.Y. Supreme Court, Index No. 652674/2026) and William Johnson v. Webster Financial Corporation et al. (N.Y. Supreme Court, Index No. 652692/2026) (collectively referred to as the “Stockholder Actions”).

The Demand Letters and the Stockholder Actions allege that, among other things, the definitive proxy statement contains certain disclosure deficiencies and/or incomplete information regarding the Transaction. Although the outcome of, or estimate of the possible loss or range of loss from, these matters cannot be predicted with certainty, Webster believes that the allegations contained in the Demand Letters and the Stockholder Actions are without merit.

Webster believes that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Stockholder Actions delaying the consummation of the Transaction and minimize the potential expense associated therewith, and without admitting any liability or wrongdoing, Webster is voluntarily making certain disclosures below that supplement those contained in the definitive proxy statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Webster specifically denies all allegations in the Demand Letters and the Stockholder Actions, including that any additional disclosure was or is required.

It is possible that additional, similar demand letters or complaints may be received or filed, or that the Stockholder Actions may be amended. Webster does not intend to announce the receipt or filing of each additional, similar demand letter or complaint, or of any amended complaint.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This supplemental information to the definitive proxy statement should be read in conjunction with the definitive proxy statement, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the definitive proxy statement, and terms used below, unless otherwise defined, have the meanings set forth in the definitive proxy statement. For clarity, additions within restated paragraphs and tables from the definitive proxy statement are underlined and deletions within restated paragraphs and tables are bold and stricken.

Paragraph 21 of the Section entitled “The Transaction—Background of the Transaction” beginning on pg. 27 is amended and restated as follows:

On January 29, 2026, Webster entered into an engagement letter with J.P. Morgan in connection with the proposed transaction. In connection with its decision to engage J.P. Morgan, the Webster board was aware that J.P. Morgan and its affiliates hold securities of Santander and its affiliates and is providing certain investment banking services to Santander and its affiliates. After considering these matters, the Webster board determined that such relationships of J.P. Morgan with Santander and its affiliates would not interfere with J.P. Morgan’s ability to provide independent financial advisory services to Webster.

The Section entitled “The Transaction—Opinion of J.P. Morgan, Financial Advisor to Webster—Public Trading Multiples” beginning on pg. 36 is amended and restated as follows:

Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of Webster with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to Webster.

The following table lists the companies selected by J.P. Morgan:

•	First Horizon Corporation

•	SouthState Bank Corporation

•	UMB Financial Corporation

•	Valley National Bancorp

•	Columbia Banking System, Inc.

•	Zions Bancorporation, National Association

•	Old National Bancorp

•	Independent Bank Corp. (Mass.)

•	Eastern Bankshares, Inc.

•	F.N.B. Corporation

None of the selected companies reviewed is identical or directly comparable to Webster. Certain of these companies may have characteristics that are materially different from those of Webster. However, these companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered sufficiently similar in certain respects to those of Webster. J.P. Morgan’s analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect Webster.

In all instances, multiples were based on closing stock prices on January 30, 2026, which was the last practicable trading date prior to delivery of the J.P. Morgan opinion, and otherwise on the most recent publicly available information as of the date of such opinion. Financial data for the selected companies was based on the selected companies’ respective public filings and information J.P. Morgan obtained from FactSet Research systems and S&P Global Market Intelligence.

The information J.P. Morgan calculated for each of the selected companies included:

•	the multiple of price to its estimated earnings per share for fiscal year 2026 (referred to in this section as “Price/2026E EPS”); and

•

a regression analysis (referred to in this section as “P/TBV regression”) to review the relationship between (i) the multiple of price to tangible book value per share (referred to in this section as “P/TBV”) and (ii) the 2026 estimated return on average tangible common equity (referred to in this section as “2026E ROATCE”).

The following table lists the companies selected by J.P. Morgan and sets forth (i) the Price/2026E EPS, (ii) the P/TBV and (iii) the 2026E ROATCE:

	Price/2026E EPS	P/TBV	2026E ROATCE
First Horizon Corporation	11.7x	1.73x	14.6%

SouthState Bank Corporation	10.8x	1.82x	16.4%

UMB Financial Corporation	10.7x	1.90x	16.7%

Valley National Bancorp	9.9x	1.30x	12.4%

Columbia Banking System, Inc.	9.7x	1.59x	15.7%

Zions Bancorporation, National Association	9.6x	1.47x	14.1%

Old National Bancorp	9.4x	1.78x	17.9%

Independent Bank Corp. (Mass.)	11.1x	1.70x	14.8%

Eastern Bankshares, Inc.	10.4x	1.59x	13.7%

F.N.B. Corporation	10.3x	1.48x	14.1%

Based on the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected the following multiple reference ranges for Webster:

Multiple Reference Range
Price/2026E EPS	9.4x to 11.7x

P/TBV regression	1.71x to 1.90x

J.P. Morgan then applied the Price/2026E EPS multiple reference range to the estimate of Webster’s estimated earnings per share of Webster common stock for fiscal year 2026, as provided by Webster’s management in the estimates used by J.P. Morgan as described in the section entitled “Certain Unaudited Prospective Financial Information—Webster Prospective Financial Information Used by J.P. Morgan.” J.P. Morgan also applied the P/TBV regression multiple reference range, which it derived from Webster’s management’s estimated range of Webster’s 2026E ROATCE of 15.8% to 17.8%, to Webster’s tangible book value per share of Webster common stock of $37.20 as of December 31, 2025. The analysis described above indicated the following ranges of implied equity values per share of Webster common stock (rounded to the nearest $0.05), as compared to (i) the closing price per share of Webster common stock as of January 30, 2026 of $65.77 and (ii) the implied value of the exchange consideration of $75.00 per share of Webster common stock based on the 3-day volume weighted average of the closing price of Santander ordinary shares on the BME as of February 2, 2026 of €10.79 and the ECB EUR/USD exchange rate of 1.1840 as of February 2, 2026 (referred to in this section as the “Santander reference price per share”):

Implied Equity Value Per Share
Price/2026E EPS	$62.00 to $76.95

P/TBV regression	$63.50 to $70.65

The Section entitled “The Transaction—Opinion of J.P. Morgan, Financial Advisor to Webster—Dividend Discount Analysis” beginning on pg. 100 is amended and restated as follows:

Dividend Discount Analysis. J.P. Morgan calculated a range of implied values for the shares of Webster common stock by discounting to present value estimates of Webster’s future dividend stream and terminal value. In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by Webster’s management:

•

The estimates provided by Webster’s management (as described in the section entitled “Certain Unaudited Prospective Financial Information—Webster Prospective Financial Information Used by J.P. Morgan”);

•

Terminal value based on estimated net income for fiscal year 2031 at a price to next-twelve-months earnings multiple range of 9.0x to 11.0x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment;

•	Cost of equity range of 8.00% to 10.00%, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment; and

•	Common Equity Tier 1 target ratio of 10.5%, as provided by Webster’s management.

These calculations resulted in a range of implied values of $65.15 to $80.75 per share of Webster common stock (rounded to the nearest $0.05 per share), as compared to (i) the closing price per share of Webster common stock as of January 30, 2026 of $65.77 and (ii) the implied value of the exchange consideration of $75.00 per share of Webster common stock based on the Santander reference price per share.

FORWARD-LOOKING STATEMENTS

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future share dividends, share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. As forward-looking statements involve significant risks and uncertainties, readers are cautioned not to place undue reliance on such statements.

Webster Financial Corporation’s (“Webster”) and Banco Santander, S.A.’s (“Banco Santander”) actual results, financial condition and achievements may differ materially from those indicated in these forward-looking statements. Important factors that could cause Webster’s and Banco Santander’s actual results, financial condition and achievements to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in Webster’s and Banco Santander’s filings with the U.S. Securities and Exchange Commission (the “SEC”): (1) the risk that the cost savings, synergies and other benefits from the acquisition of Webster by Banco Santander (the “Transaction”) may not be fully realized or may take longer than anticipated to be realized, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Webster and Banco Santander operate; (2) the failure of the closing conditions in the Transaction agreement by and among Webster, Banco Santander and a wholly-owned subsidiary of Webster providing for the Transaction to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances that could delay the Transaction or could give rise to the termination of the Transaction agreement; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Webster, Banco Santander or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive Transaction agreement on the ability of Webster to operate its business outside the ordinary course during the pendency of the Transaction; (7) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed Transaction; (8) the risk that the integration of Webster’s operations with Banco Santander’s will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (9) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) reputational risk and potential adverse reactions of Webster’s or Banco Santander’s customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (11) the dilution caused by Banco Santander’s issuance of additional ordinary shares and corresponding American depositary shares, each representing the right to receive one of its ordinary shares (“ADSs”) in connection with the Transaction; (12) the possibility that any announcements relating to the Transaction could have adverse effects on the market price of Webster’s common stock and Banco Santander’s ordinary shares and ADSs; (13) a material adverse change in the condition of Webster or Banco Santander; (14) the extent to which Webster’s or Banco Santander’s businesses perform consistent with management’s expectations; (15) Webster’s and Banco Santander’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (19) changes in customer behavior; (20) unfavorable developments concerning credit quality; (21) declines in the businesses or industries of Webster’s or Banco Santander’s customers; (22) the possibility that the combined company is subject to additional regulatory requirements as a result of the proposed Transaction or expansion of the combined company’s business operations following the proposed Transaction; (23) general competitive, political and market conditions and other factors that may affect future returns of Webster and Banco Santander, including changes in asset quality and credit risk; (24) security risks, including cybersecurity and data privacy risks, and capital markets; (25) inflation; (26) the impact, extent and timing of technological changes; (27) capital management activities; (28) competitive product and pricing pressures; (29) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (30) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made.

Webster and Banco Santander undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, including those discussed under “Risk Factors” in Webster’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133726000008/wbs-20251231.htm and https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133726000011/wbs-20251231.htm), and in Banco Santander’s Annual Report on Form 20-F for the year ended December 31, 2025 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000891478/000089147826000030/san-20251231.htm), as well as Webster’s and Banco Santander’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Webster and Banco Santander disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

Banco Santander filed a registration statement on Form F-4 with the SEC on March 12, 2026 (available at: https://www.sec.gov/Archives/edgar/data/891478/000114036126009200/ny20067167x1_f4.htm), and an amendment thereto on April 20, 2026 (available at: https://www.sec.gov/Archives/edgar/data/891478/000114036126015621/ny20067167x3_f4a.htm), to register the ADSs that will be issued to Webster’s stockholders in connection with the Transaction. The registration statement includes a proxy statement of Webster that also constitutes a prospectus of Banco Santander. The registration statement was declared effective on April 22, 2026. Banco Santander filed a prospectus on April 23, 2026 (available at: https://www.sec.gov/Archives/edgar/data/891478/000114036126016431/ny20067167x5_424b3.htm), and Webster filed a definitive proxy statement on April 23, 2026 (available at: https://www.sec.gov/Archives/edgar/data/801337/000114036126016415/ny20070640x1_defm14a.htm). Webster commenced mailing of the definitive proxy statement/prospectus to Webster’s stockholders on April 24, 2026.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM F-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING WEBSTER, BANCO SANTANDER, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Webster or Banco Santander through the website maintained by the SEC at https://www.sec.gov/ or by contacting the investor relations department of Webster and Banco Santander at:

Webster Financial Corporation	Banco Santander, S.A.
200 Elm Street	Ciudad Grupo Santander
Stamford, Connecticut 06902	28660 Boadilla del Monte Spain
Attention: Investor Relations	Attention: Investor Relations
eharmon@websterbank.com	investor@gruposantander.com
(212) 309-7646	+34 912899239

PARTICIPANTS IN THE SOLICITATION

Webster, Banco Santander and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Webster in connection with the Transaction under the rules of the SEC. Information regarding the directors and executive officers of Webster and Banco Santander is set forth in (i) Webster’s Amendment No. 1 to its Annual Report on Form 10-K for the year ending December 31, 2025, including under the headings entitled “Director Independence”, “Non-Employee Director Compensation, “Compensation and Human Resources Committee”, “Executive Compensation”, “Pay Versus Performance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on April 24, 2026 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133726000011/wbs-20251231.htm, and (ii) Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2025, including under the headings entitled “Directors and Senior Management”, “Compensation”, “Share Ownership” and “Majority Shareholders and Related Party Transactions”, which was filed with the SEC on February 27, 2026 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000891478/000089147826000030/san-20251231.htm. To the extent holdings of each of Webster’s or Banco Santander’s securities by its directors or executive officers have changed since the amounts set forth in Webster’s Amendment No. 1 to its Annual Report on Form 10-K for the year ending December 31, 2025 and in Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2025, such changes have been or will be reflected on Webster’s Statements of Change of Ownership on Form 4 filed with the SEC and on Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2026.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus of Webster and Banco Santander and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: May 18, 2026	/s/ Neal Holland
Neal Holland
Senior Executive Vice President and Chief Financial Officer